UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2024

Mesa Air Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-38626	85-0302351
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

410 North 44th Street, Suite 700
Phoenix, Arizona 85008
(Address of principal executive offices, and zip code)

(602) 685-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value	MESA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Mesa Air Group, Inc., a Nevada corporation (the “Company”), held its Annual Meeting of Shareholders (the “Annual Meeting”) on August 14, 2024. At the Annual Meeting, the Company’s shareholders voted on four proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on July 2, 2024. As of June 24, 2024, there were 41,312,204 shares of the Company’s common stock issued, outstanding and entitled to vote on the proposals presented at the Annual Meeting. The voting results for each of the proposals are set forth below.

1.
Election of Directors. The Company’s shareholders elected, by the vote indicated below, the following six persons as directors of the Company, each to serve as such for a one-year term, or until his or her respective successor is duly elected and qualified:

Director*	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Ellen N. Artist	6,566,169	736,732	–	16,181,700
Mitchell I. Gordon	6,703,372	599,529	–	16,181,700
Dana J. Lockhart	6,682,977	619,924	–	16,181,700
Jonathan G. Ornstein	6,725,781	577,120	–	16,181,700
Harvey W. Schiller	6,342,251	960,650	–	16,181,700
Spyridon P Skiados	5,865,122	1,437,779	–	16,181,700

________

*As previously report on Form 8-K, Jonathan Ireland resigned from the board effective August 1, 2024, following the mailing of the Proxy Statement. United Airlines, Inc. has the contractual right to fill the vacancy created by Mr. Ireland’s resignation.

2.
Approve, on an advisory basis, the compensation of the Company’s named executive officers. The Company’s shareholders elected, by the vote indicated below, to approve, on an advisory basis, the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions
6,190,017	901,584	211,300

3.
Approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers. The Company’s shareholders elected, by the vote indicated below, to approve, on an advisory basis, every year as the frequency of future advisory votes on the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions
6,393,133	251,104	375,970

4.
Ratification of Marcum LLP as the Company’s Independent Registered Public Accounting Firm. The Company’s shareholders ratified the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024, by the vote indicated below:

Votes For	Votes Against	Abstentions
22,741,231	572,582	170,788

No other proposals were submitted to a vote of the Company’s shareholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2024	MESA AIR GROUP, INC.

	By:	/s/ Brian S. Gillman
	Name:	Brian S. Gillman
	Title:	Executive Vice President and General Counsel